UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 9, 2012

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

5445 DTC Parkway, Suite 925

Greenwood Village, Colorado 80111

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 9, 2012, Ampio Pharmaceuticals, Inc. (the “Company”) posted an Investor Presentation on the Company’s website at www.ampiopharma.com. Management will present the Investor Presentation in meetings with investors from time to time. The Investor Presentation contains information about the Company’s preclinical product pipeline, management, product candidate overviews, and future targeted milestones. The Investor Presentation contains forward-looking statements that involve risks and uncertainties concerning the Company’s business, including the Company’s strategic and operational plans, as well as the size of markets the Company has targeted for its product candidates. The potential risks and uncertainties to which the Company is exposed include, among others, failure of any of the Company’s product candidates to demonstrate safety and efficacy in ongoing clinical trials; inability to secure required regulatory approvals for one or more product candidates; failure to secure collaborators and/or license agreements for the Company’s product candidates; the effect of competition from new or existing competitors in the pharmaceutical and medical device markets; failure to secure additional capital in amounts and at times the Company requires; adverse results in litigation, including intellectual property infringement claims; inability to protect the Company’s intellectual property; dependence on senior management and other key personnel; and dependence on third parties for future manufacturing and marketing activities. The Investor Presentation includes information based upon a variety of estimates and assumptions which, though currently considered reasonable by the Company, may not be realized and are inherently subject, in addition to the specific risks identified above, to business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, many of which are beyond the Company’s control. Accordingly, actual events may differ materially from the anticipated outcomes in the Company’s forward-looking statements. The Company encourages you to carefully review the disclosures the Company makes regarding the limitations inherent in forward-looking statements on the second slide of the Investor Presentation under the caption “SEC Disclaimer Statement.” More information about potential factors that could affect the Company’s business and financial results is included under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 that was filed with the Securities and Exchange Commission on February 16, 2011, the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 19, 2011, and its Form 10-Qs on file with the SEC, all of which are available online at www.sec.gov.

The information contained in this Item 7.01 and the Company’s website shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “project,” “should,” “plan,” “expect,” “anticipate” “believe,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent Company management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in forward-looking statements due to a number of factors, including the statements under “Risk Factors” found in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 16, 2011, the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 19, 2011, and its Form 10-Qs on file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Mark D. McGregor
Mark D. McGregor
Chief Financial Officer

Dated: January 9, 2012